Schedules of Investments ─ IQ Real Return ETF

July 31, 2020 (unaudited)

	Shares	Value
Investment Companies — 99.9%

U.S. Medium Term Treasury Bond Funds — 10.0%
iShares 3-7 Year Treasury Bond ETF(a)	19,257	$2,581,786
iShares 7-10 Year Treasury Bond ETF(a)	21,086	2,589,361

Total U.S. Medium Term Treasury Bond Funds		5,171,147

U.S. REITS Funds — 10.5%
iShares U.S. Real Estate ETF(a)	6,738	552,920
SPDR Dow Jones REIT ETF	2,765	223,108
Vanguard Real Estate ETF(a)	57,159	4,652,171

Total U.S. REITS Funds		5,428,199

U.S. Ultra Short Term Bond Funds — 79.4%
Goldman Sachs Access Treasury 0-1 Year ETF	21,774	2,187,634
Invesco Treasury Collateral ETF	5,393	570,472
IQ Ultra Short Duration ETF†	260,124	12,902,150
iShares Short Treasury Bond ETF(a)	116,168	12,864,444
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	138,510	12,679,205

Total U.S. Ultra Short Term Bond Funds		41,203,905

Total Investment Companies
(Cost $51,534,298)		51,803,251

Short-Term Investments — 13.9%

Money Market Funds — 13.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.06%(b)(c)	7,108,846	7,108,846
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.09%(b)	78,402	78,402
Total Short-Term Investments
(Cost $7,187,248)		7,187,248

Total Investments — 113.8%
(Cost $58,721,546)		58,990,499
Other Assets and Liabilities, Net — (13.8)%		(7,112,306)
Net Assets — 100.0%		$51,878,193

†	Affiliated Fund.
(a)	All or a portion of the security was on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The aggregate market value of securities on loan was $14,820,134; total market value of collateral held by the Fund was $15,143,495. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $8,034,649.
(b)	Reflects the 1-day yield at July 31, 2020.
(c)	Represents security purchased with cash collateral received for securities on loan.

Schedules of Investments ─ IQ Real Return ETF (continued)

July 31, 2020 (unaudited)

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to the Fund's most recent semi-annual or annual financial statements.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Investment Companies	$51,803,251	$–	$–	$51,803,251
Short-Term Investments:
Money Market Funds	7,187,248	–	–	7,187,248
Total Investments in Securities	$58,990,499	$–	$–	$58,990,499

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

A summary of the Fund’s transactions with affiliated fund during the period ended July 31, 2020 is as follows:

Affiliated Holdings

	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 07/31/2020	Value ($) at 07/31/2020
IQ Ultra Short Duration ETF	262,340	12,972,713	87,349	(196,153)	(3,516)	41,757	46,375	–	260,124	12,902,150

	262,340	12,972,713	87,349	(196,153)	(3,516)	41,757	46,375	–	260,124	12,902,150